Exhibit 99.1
3Q24 Earnings Conference Call October 25, 2024

Safe Harbor Statement 2 “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Presentation relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “goals”, “potential” or “continue” or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to update these forward-looking statements.

▪ Net interest recoveries on nonaccrual and delinquent loans added 5 bps to the 3Q24 NIM (~$0.03 per share); NIM bottomed in July before expanding in August and September ▪ Noninterest income includes back-to-back swap fee income of $0.6 million in 3Q24, $0.5 million in 2Q24, and $1.6 million in 3Q23 ▪ Noninterest expense increased 6.3% YoY; still expect core noninterest expense growth of mid single digits in 2024 ▪ Credit quality remains solid; NCOs primarily reflect a loan that was fully reserved ▪ 3Q24 GAAP and Core EPS include $0.05 per share of insurance recoveries, discrete income tax items, and other events that are not expected to repeat 3 3Q24 Financial Highlights 1 See Reconciliation of GAAP Earnings to Core Earnings – Quarters ($ in 000s, except for EPS) 3Q24 2Q24 3Q23 Net Interest Income $45,603 $42,776 $44,427 Provision for Credit Losses 1,727 809 596 Noninterest Income 6,277 4,216 3,309 Noninterest Expense 38,696 39,047 36,388 Income Before Income Taxes 11,457 7,136 10,752 Provision for Income Taxes 2,551 1,814 2,917 Net Income $8,906 $5,322 $7,835 GAAP EPS $0.30 $0.18 $0.26 Core EPS1 $0.26 $0.18 $0.25 GAAP NIM FTE 2.10% 2.05% 2.22 % Core NIM FTE1 2.07 2.03% 2.13 NCOs/Average Loans 0.18% (0.01) % - % NPAs/Assets 0.59 0.61 0.45 Criticized and Classified Loan/Loans 1.00 1.13 1.08 30-89 Day Past Due/Total Loans 0.43 0.35 0.13

-0.50% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 2021 2023 9M24 FFIC Industry 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 0.00% 20. 0% 40. 0% 60. 0% 80. 0% 10.00% 120.00% 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 2021 2023 9M24 FFIC Industry ▪ Over two decades and multiple credit cycles, Flushing Financial has a history of better than industry credit quality ▪ Average LTVs on the Real Estate portfolio is less than 36%4 – Only $31.7 million of real estate loans (0.5% of gross loans) with an LTV of 75% or more4 ; $9.1 million have mortgage insurance Net Charge-offs Significantly Better Than the Industry; Strong DCR NCOs / Average Loans1 1 “Industry” includes FDIC insured institutions from “FDIC Statistics At A Glance” through June 30, 2024 2 Based on most recent Annual Loan Review 3 Based upon a sample size of 74% of multifamily and investor real estate loans as of December 31, 2023 4 Based on appraised value at origination 4 Noncurrent Loans / Loans Weighted average debt coverage ratios (DCR) for Multifamily and Investor CRE portfolios at ~1.87x2 - 200 bps shock increase in rates produces a weighted average DCR of ~1.46x3 - 10% increase in operating expense yields a weighted average DCR of ~1.74x3 - 200 bps shock increase in rates and 10% increase in operating expenses results in a weighted average DCR ~1.313 - In all scenarios, weighted average CLTV is less than 50%3,4

0.45% 0.54% 0.53% 0.61% 0.59% 0.40% 0.39% 0.42% 0.50% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 3Q23 4Q23 1Q24 2Q24 3Q24 FFIC Peer Median* 5 Low Risk Credit Profile Results NPAs / Assets Criticized and Classified Loans / Gross Loans 30-89 Day Past Due /Total Loans ACL by Loan Segment (3Q24) $2,639 $1,929 $516 $253 $64 $19 $1,388 0.43% 0.47% 0.30% 0.32% 1.00% 7.38% 1.12% -7 0. 00% -6 0. 00% -5 0. 00% -4 0. 00% -3 0. 00% -2 0. 00% -1 0. 00% 0. 00% 10 .0 0% Multifamily Residential Commercial Real Estate 1-4 Family - Mixed Use 1-4 Family - Residential Construction Small Business Administration Commercial Business and Other Loan Balance ($MM) ACLs / Loans 55% LTV on 3Q24 NPAs Peer data through 2Q24; Peers include: BKU, DCOM, FLIC, HNVR, KRNY, NFBK, NYCB, PFS, and VLY 1.08% 1.11% 0.87% 1.13% 1.00% 1.72% 2.28% 3.57% 2.62% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 3Q23 4Q23 1Q24 2Q24 3Q24 FFIC Peer Median* 0.13% 0.25% 0.25% 0.35% 0.43% 0.26% 0.26% 0.31% 0.33% -0.05% 0.05% 0.15% 0.25% 0.35% 0.45% 0.55% 0.65% 0.75% 3Q23 4Q23 1Q24 2Q24 3Q24 30-89 Day Past Due/Total Loans Peer Median*

6 Strong Credit Quality In Key Portfolios Portfolio Data Points Multifamily Investor CRE1 Office CRE NPLs/Loans 33 bps 0 bps 274 bps Criticized and Classified Loans/Loans 55 bps 0 bps 274 bps Weighted Average DCR2 : 1.9x 1.9x 1.9x Portfolio Size: $2.6 billion $1.7 billion $244.7 million Average Loan Size: $1.2 million $2.5 million $3.0 million 1 Excludes Office CRE portfolio 2 Based on most recent Annual Loan Review

7 Low Risk Multifamily Loan Portfolio • We employ a model to determine loan risk ratings for real estate loans • The model consists of four factors: property condition, current DCR, current LTV, and loan payment history with DCR and LTV combining for 70% of the weight • The model output cannot be overridden to improve the risk rating 1 Chart data as of June 30, 2024; Peers include: BKU, DCOM, FLIC, HNVR, KRNY, NFBK, NYCB, PFS, and VLY 2 As of September 30, 2024 Loan Rating Criteria • 30-89 days past due are 0.52% of total multifamily loans • NPL loans are 0.33% of total multifamily loans • Criticized and Classified loans to multifamily loans are 0.55% • LLRs to multifamily criticized and classified loans are 71% Multifamily Credit Quality Statistics2 0.67% 11.98% 4.23% 0.14% 0.60% 1.68% 0.38% 23.75% 0.86% 8.84% FFIC Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Criticized and Classified Multifamily Loans / Total Multifamily Loans 4th Lowest 61% 10% 7% 665% 126% 54% 143% 7% 117% 12% FFIC Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Multifamily Allowance for Credit Losses / Criticized and Classified Multifamily Loans 5th Highest Multifamily Ratios vs Peer Banks1

8 Credit Metrics Prove Conservative Underwriting ▪ Low risk credit profile supported by: – Year to date NCOs of 6 bps compares favorable versus the industry and historical charge-offs are well below industry levels – Noncurrent loans to loans are below industry levels currently and historically – Conservatively underwritten multifamily portfolio that is performing well versus the industry and peers – Investor commercial real estate portfolio has favorable credit metrics and is performing well versus the industry – One office loan on nonaccrual; mixed use property in Manhattan with retail and office space; about 50% of the office units are current vacant; current LTV is less than 90% (August 2024 appraisal); we expect this credit will be resolved shortly with no loss to principal – NPAs, Criticized, and Classified loans improved QoQ – 30-89 Day Delinquencies remain at low levels.

$851.7 $873.3 $834.2 $822.9 $845.5 -100 10 30 50 70 90 1100 1300 3Q23 4Q23 1Q24 2Q24 3Q24 12.5% 12.7% 11.8% 11.4% 11.3% 28.0% 26.8% 27.3% 28.0% 25.3% 1.7% 1.6% 1.5% 1.4% 1.4% 23.2% 23.6% 24.4% 23.8% 22.4% 33.6% 34.0% 34.0% 33.9% 38.6% 1.0% 1.3% 1.0% 1.3% 1.0% $6,819 $6,884 $7,081 $7,196 $7,464 0 100 0 200 0 300 0 400 0 500 0 600 0 700 0 800 0 3Q23 4Q23 1Q24 2Q24 3Q24 Noninterest Bearing NOW Accounts Savings Money Market CDs Mortgage Escrow Average Total Deposits Expand YoY and QoQ 9 Total Average Deposits ($ Millions) ▪ Average total deposits increased 9.5% YoY and 3.7% QoQ with QoQ growth in CDs and noninterest bearing deposits more than offset seasonal declines ▪ Average noninterest bearing deposits are 11.3% of average total deposits, down from 12.5% a year ago ▪ Checking account openings increased 3% YOY and 24% QoQ Average Noninterest Bearing Deposits ($ Millions) Deposit Costs 2.94% 3.10% 3.27% 3.38% 3.55%

GAAP and Core NIM Near Stabilization 10 GAAP NIM FTE 2.22% 2.29% 2.06% 2.05% 2.10% See Appendix for definitions of Core NII FTE, Core NIM, and Core Loan Yields Net Interest Income and NIM ($ Millions) $42.8 $46.6 $42.4 $42.5 $45.0 2.13% 2.31% 2.06% 2.03% 2.07% 5.26% 5.59% 5.45% 5.47% 5.65% 2.94% 3.10% 3.27% 3.39% 3.55% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% $10. 0 $15. 0 $20. 0 $25. 0 $30. 0 $35. 0 $40. 0 $45. 0 $50. 0 3Q23 4Q23 1Q24 2Q24 3Q24 Core NII FTE Core NIM FTE Core Loan Yields Core Deposit Yield ▪ The 50 bps cut by the Fed should help NIM over time; timing of the benefit will largely depend on market deposit pricing ▪ If the inversion in the yield curve (primarily Overnight/3- month SOFR relative to the 5- year FHLB-NY Advance rate) lessens, this should improve spreads on the real estate portfolio over time ▪ On October 1, 2024, rates on $1.8 B out of $3.7 B of non-maturity deposits were lowered by 50 bps ▪ After a lag, NIM improvement is expected to occur over time and be bumpy rather than linear; a flattening of the curve will help, and a steepening will have a greater positive impact

11 CDs Expected to Reprice Favorably ▪ CDs have a weighted average rate of 4.64%1 as of September 30, 2024 ▪ Current CD APYs are approximately 3.75-4.75% ▪ Approximately 72%1 of the CD portfolio will mature within one year – $647.2 million in 4Q24 at 4.96%1 – $420.8 million in 1Q25 at 4.70% – $164.6 million in 2Q25 at 4.06% – $251.0 million in 3Q25 at 4.17% ▪ Historically, we retain a high percentage of maturing CDs Total CDs of $2.9 Billion; Repricing Dates with Weighted Average Rate1 1 Excludes $801MM of CDs with interest rate hedges 4.96% 4.70% 4.06% 4.17% 4Q24 1Q25 2Q25 3Q25

▪ Floating rate loans include any loans (including back-to-back swaps) tied to an index that reprices within 90 days; Including interest rate hedges of $500 million, $1.8 billion or ~26% of the loan portfolio is effectively floating rate ▪ Through 2026, loans to reprice ~159-199 bps higher assuming index values as of September 30, 2024 ▪ ~19% of loans reprice (~26% including all loan portfolio hedges) with every Fed move and an additional 11-15% reprice annually $1,264 $226 7.27% $777 $730 4.36% 4.33% 4.04% 7.05% 6.21% 5.92% 6.03% - 200 400 600 800 1,0 00 1,2 00 1,4 00 Floating Remainder of 2024 2025 2026 Adjustable Loan Repricing Maturing Fixed Rate Total Loan Repricing Current Rate Repricing Rate Effective Floating Rate Loans are ~26% of the Loan Portfolio; Significant Repricing to Occur Through 2026 12 Loan Repricing ($ Millions) +185 bps +159 bps +199 bps

13 Net Interest Margin to Improve Over Time ▪ Short-term NIM improvement driven by: – Significant CD repricing at lower roll over rates (likely 50-100 bps in 4Q24) – Meaningful real estate loan repricing 150-200 bps higher over the next couple of years – Approximately 50% of the non-maturity deposits had rates lowered by 50 bps on October 1st – Floating rate assets and swaps will serve as a potential offset to the funding reductions ▪ Long-term NIM improvement driven by: – Flattening to positive sloped yield curve – Continued remixing of earning assets and funding Net Interest Margin to Improve Over Time But the Trend Could be Bumpy

$22.39 $22.54 $22.39 $22.24 $22.29 7.56% 7.64% 7.40% 7.12% 7.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10. 00% 12. 00% 14. 00% 16. 00% 18. 00% 20. 00% $17.00 $18.00 $19.00 $20.00 $21.00 $22.00 $23.00 $24.00 3Q23 4Q23 1Q24 2Q24 3Q24 Tangible Book Value Per Share Tangible Common Equity/Tangible Assets $23.06 $23.21 $23.04 $22.89 $22.94 10.14% 10.25% 10.32% 10.22% 10.16% 8.51% 8.47% 8.32% 8.18% 7.91% 0.00% 5.00% 10. 00% 15. 00% 20. 00% 25. 00% 30. 00% $17.00 $18.00 $19.00 $20.00 $21.00 $22.00 $23.00 $24.00 3Q23 4Q23 1Q24 2Q24 3Q24 Book Value Per Share CET1 Ratio Leverage Ratio Slight Increase in Book Value and Tangible Book Value Per Share QoQ 14 0.5% YoY Book Value Per Share Decline 0.4% YoY Decrease in Tangible Book Value Per Share

Strong Asian Banking Market Focus 17% of Total Deposits $40B Deposit Market Potential (~3% Market Share1 ) 5.8% 1 Year Growth in 2024 vs (1.5)%1 for the Comparable Asian Markets Asian Communities – Total Loans $744 million and Deposits $1.3 billion Multilingual Branch Staff Serves Diverse Customer Base in NYC Metro Area Growth Aided by the Asian Advisory Board Sponsorships of Cultural Activities Support New and Existing Opportunities 1 As of June 30, 2024; Latest FDIC Data About One Third of Branches are in Asian markets 15

▪ Lunar New Year Parade in Flushing ▪ Tangram Mall Lunar New Year with Tote Bag 16 Key Community Events – Supporting The Dragon Boat Festival

▪ Balance Sheet – Expect stable loans – Focused on improving funding mix; expect normal historical funding patterns ▪ Net Interest Income – NIM outlook is largely dependent on deposit rate competition • If the market moves rates inline with rate cuts, our NIM should be relatively stable to slightly positive • If the market lags rate cuts, our NIM could have some near-term pressure before expanding over the longer term – $1.5 billion of retail CDs to mature over the next year at a weighted average rate of 4.65%; closer to market rates; $647 million in 4Q24 at 4.96% – $226 million of loans scheduled to reprice upwards 185 bps in 4Q24 and $777 million, up 159 bps in 2025 (based on September 30, 2024 index values) ▪ Noninterest Income – Approximately $60 million of back-to-back swaps in the loan pipeline; banking services fee income to benefit in the quarter as these loans close ▪ Noninterest Expense – 2024 core noninterest expense expected to increase mid single digits from the 2023 base of $151.4 million as we continue to make investments in the business to improve long term profitability ▪ Effective Tax Rate – Expecting mid 20s% for 2024 17 Outlook

18 ▪ Areas of Focus – Increase NIM and Reduce Volatility • Loan and CD repricing to help NIM over time • Focusing on noninterest bearing deposits – Maintain Credit Discipline • Low risk profile • Conservative loan underwriting • History of low credit losses • Minimal exposure to Manhattan office buildings – Preserve Strong Liquidity and Capital • Low uninsured and uncollateralized deposits with high available liquidity • Favorable capital ratios – Bend the Expense Curve • Keep expense growth in line with historical norms as we continue to make investments to improve long term profitability ▪ Improving, but Still Challenging Environment as Yield Curve is Still Inverted • A flat yield curve (3 month to 5 year spread) should help the NIM; positive slope will be a greater benefit • Deposit market pricing competition is unknown in the short term Key Takeaways – Improving, but Still Challenging Environment

Appendix 19

Digital Banking Usage Continues to Increase 20 Technology Enhancements Remain a Priority to Grow Customer Base and Increase Engagement 17% Increase in Monthly Mobile Deposit Active Users September 2024 YoY Growth ~32,000 Users with Active Online Banking Status September 2024 16% Digital Banking Enrollment September 2024 YoY Growth Numerated Small Business Lending Platform $8.5MM of Commitments year to date in 2024 Internet Banks iGObanking and BankPurely national deposit gathering platforms ~2% of Average Deposits in September 2024 ~13,000 Zelle® Transactions ~$4.4MM Zelle Dollar Transactions in September 2024

Reported Results EPS $0.96 $2.50 $2.59 $1.18 $1.44 $1.92 ROAA 0.34% 0.93% 1.00% 0.48% 0.59% 0.85 % ROAE 4.25 11.44 12.60 5.98 7.35 10.30 NIM FTE 2.24 3.11 3.24 2.85 2.47 2.70 Core1 Results EPS $0.83 $2.49 $2.81 $1.70 $1.65 $1.94 ROAA 0.29% 0.92% 1.09% 0.68% 0.68% 0.85 % ROAE 3.69 11.42 13.68 8.58 8.42 10.39 NIM FTE 2.21 3.07 3.17 2.87 2.49 2.72 Credit Quality NPAs/Loans & REO 0.67% 0.77% 0.23% 0.31% 0.24% 0.29 % LLRs/Loans 0.58 0.58 0.56 0.67 0.38 0.38 LLR/NPLs 159.55 124.89 248.66 214.27 164.05 128.87 NCOs/Average Loans 0.16 0.02 0.05 0.06 0.04 - Criticized & Classifieds/Loans 1.11 0.98 0.87 1.07 0.66 0.96 Capital Ratios CET1 10.25% 10.52% 10.86% 9.88% 10.95% 10.98 % Tier 1 10.93 11.25 11.75 10.54 11.77 11.79 Total Risk-based Capital 14.33 14.69 14.32 12.63 13.62 13.72 Leverage Ratio 8.47 8.61 8.98 8.38 8.73 8.74 TCE/TA 7.64 7.82 8.22 7.52 8.05 7.83 Balance Sheet Book Value/Share $23.21 $22.97 $22.26 $20.11 $20.59 $19.64 Tangible Book Value/Share 22.54 22.31 21.61 19.45 20.02 19.07 Dividends/Share 0.88 0.88 0.84 0.84 0.84 0.80 Average Assets ($B) 8.5 8.3 8.1 7.3 6.9 6.5 Average Loans ($B) 6.8 6.7 6.6 6.0 5.6 5.3 Average Deposits ($B) 6.9 6.5 6.4 5.2 5.0 4.7 2023 2022 2021 2020 2019 2018 21 Annual Financial Highlights 1 See Reconciliation of GAAP Earnings and Core Earnings in Appendix

Over a 28 Year Track Record of Steady Growth Core EPS ($) Dividends per Share ($) 2 Tangible Book Value per Share ($) Assets ($B) Total Gross Loans ($B) Total Deposits ($B) $- $0.88 1995 2000 2005 2010 2015 2020 2023 3Q24 $- $0.59 1995 2000 2005 2010 2015 2020 2023 3Q24 $0.6 $7.6 1995 2000 2005 2010 2015 2020 2023 3Q24 $0.3 $6.8 1995 2000 2005 2010 2015 2020 2023 3Q24 $0.7 $9.3 1995 2000 2005 2010 2015 2020 2023 3Q24 9% CAGR 11% CAGR 9% CAGR 4% CAGR1 14% CAGR1 $4.86 $22.29 1995 2000 2005 2010 2015 2020 2023 3Q24 5% CAGR Note: Acquisition of Empire Bancorp in 2020 (loans and deposits acquired of $685MM and $854MM, respectively; assets acquired of $982MM) 22 1 Calculated from 1996-2023 2 Annualized

Approach to Real Estate Lending: Low Leverage & Shared Philosophy 23 Our Conservative Lending Profile Has Served Us Well Over Many Cycles ▪ Since 1929, we have a long history of lending in metro New York City – Historically, credit quality has outperformed the industry and peers • From 2001-2023, median NCOs to average loans has been 4 bps compared to 52 bps for the industry • Median noncurrent loans to total loans has been 37 bps compared to 130 bps for the industry over the same period ▪ The key to our success is shared client philosophy – Our clients tend to have low leverage (average LTV is <36%) and strong cash flows (DCR is 1.9x for multifamily and CRE1 ) – Multigenerational– our clients tend to build portfolio of properties; generally, buy and hold – Borrowers are not transaction oriented – average real estate loan seasoning is over 8 years, which is generally passed the 5-year reset for multifamily and investor CRE loans – We do not attract clients who are short term borrowers, who want funds on future cash flows, or who are aggressively trying to convert rent regulated units into market rents 1 Based on annual loan reviews

Loans Secured by Real Estate Have an Average LTV of ~36% Manhattan Office Buildings are Approximately 0.5% of Gross Loans and All Are Performing Data as of September 30, 2024 39% 10% 11% 7% 6% 5% 4% 4% 4% 2%2% 2% 1% 1% 1%1 % Multifamily: 39.0% Owner Occupied CRE: 11.0% Non Real Estate: 10.0% One-to-four family - Mixed Use: 7.0% General Commercial: 6.0% CRE - Shopping Center: 5.0% CRE - Strip Mall: 4.0% One-to-four family - Residential: 4.0% Commercial Mixed Use: 4.0% CRE - Single Tenant: 2.0% Industrial: 2.0% Office - Multi & SingleTenant: 2.0% Health Care/Medical Use: 1.0% Commercial Special Use: 1.0% Construction: 1.0% Office Condo & Co-Op: 1.0% $6.8B Total Portfolio 90% Real Estate Based 24

▪ All loans underwritten with a 250-300 bps increase in rates at origination; especially when rates were low ▪ Debt coverage ratios (DCR) based on current rents; not projected cash flows ▪ Underwritten Net Operating Income (NOI) at origination includes forecasted increases in expenses and potential increase in interest rates, which limits overall leverage ▪ Cap rates were underwritten to 5%+ when rates were low ▪ Annual loan reviews performed; cash flows updated annually and a trend analysis on the portfolio is performed ▪ 30-year amortization ▪ Loans generally reset every 5 years (FHLB Advance rate + 225 bps) 25 Multifamily: Conservative Underwriting Standards Portfolio Data Points Portfolio Size: $2.6 billion Average Loan Size: $1.2 million Current Weighted Average Coupon: 5.03% Weighted Average LTV: 44% % of Loans with LTV >75% 0.1% Weighted Average DCR: 1.9x NPLs/Loans 0.33% 30-89 Days Past Due/Loans 0.56% Criticized and Classified Loans/Loans 55 bps Underwriting Standards at Origination Data as of September 30, 2024

Actual Repricing 26 Multifamily: Manageable Repricing Risk ▪ During 2023, $296 million of loans repriced ~196 bps higher to 6.61%; all loans repriced to contractual rate ▪ For 4Q24, $95.7 million of loans are forecasted to reprice 197 bps higher to a weighted average rate of 6.14%1 ▪ For 2025, $358.3 million of loans are forecasted to reprice 208 bps higher to a weighted average rate of 6.14%1 ▪ Example of a typical 2023 loan repricing: – Income and expense increased at an approximate 4% CAGR – Rate resets to FHLB 5-yr advance + 225 bps – NOI sensitivity provided for illustrative purposes only; actual expense CAGR has been 4% 1 Based on underlying index value on September 30, 2024 Key Data Points At Origination At Reprice Date ($000s) 2019 Stressed CAGR 2023 Purchase Price: $7,500 $7,500 Loan Amount: $4,250 $3,824 $3,824 LTV: 56.7% 51.0% Rate: 3.75% 5.75% 6.45% Annual Payment: $159 $301 $324 Income: 725 848 4% 848 Expense: 362 423 4% 423 NOI: $363 $425 $425 DCR: 2.28 1.41 1.31 NOI Sensitivity CAGR 2023 CAGR 2023 Loan Balance: $3,824 $3,824 Repricing Rate: 6.45% 6.45% Annual Payment: $324 $324 Income: 4% 848 4% 848 Expense: 6% 458 8% 492 NOI: $390 $356 DCR: 1.20 1.10

Debt Coverage Ratio Details1 Multifamily weighted average DCR 1.9x2 Amount of loans with a DCR of 1.0-1.2x $132.9 million3 LTV of loans with a DCR of 1.0-1.2x 48% Amount of loans with a DCR <1.0x $25.6 million3 LTV of loans with a DCR <1.0x 31% Of the loans with a DCR <1.2x: • None have an LTV >70% • $16.1 million have an LTV >60% • $1.4 million are 90+ days past due; $2.4 million criticized or classified (with WA LTV of 49.7%) 27 Multifamily: DCR Risks Are Well Contained 1 Data as of September 30, 2024 2 Based on annual loan reviews 3 Excludes co-ops ▪ Underwriting assumes higher rates at origination leading to strong DCRs ▪ Low amount of loans with DCRs less than 1.2x and minimal amount below 1.0x ▪ Borrowers have significant equity positions in these loans, especially for those with DCRs less than 1.0x ▪ Credit performance is favorable for DCRs of 1.2x or less: – $1.4 million 90+ days past due – Only $2.4 million of criticized or classified loans with a weighted average LTV of 49.7% Key Data Points1

28 Multifamily: Minimal Interest Only; High Quality Performance 1 As of June 30, 2024 2 Excludes co-ops ▪ Interest only loans are typically only offered to relationship customers who have a prior history with the Bank ▪ A client requests an interest only loan when cash flows early in the project are low and will increase after improvements occur or if the cash flow is strong enough to cover the required debt service amortizing yet a preferred return for a limited time frame is desired ▪ Significant equity or multiple properties are offsetting factors ▪ Loans are generally interest only for 1-3 years and then become fully amortizing ▪ Underwritten on a fully amortizing basis ▪ Credit performance is stellar with only one loan for $5 million that is criticized and classified Interest Only Loan Details Key Data Points 1 Total interest only loans $214.4 million (down 18% year to date) Weighted average LTV 46% Weighted average DCR 2.3x2 Amount of loans with a DCR <1.2x $02 30-89 Days Past Due/Loans $0 Criticized and Classified Loans/Loans $5 million Amount of loans to become fully amortizing in 2024 • $86.2 million • 2.9x current DCR and ~1.9x when fully amortized

Key Data Points 29 Multifamily: Rent Regulated Portfolio – Granular and Low Risk Portfolio Data Points1 Portfolio Size: $1.6 billion Average Loan Size: $1.4 million Current Weighted Average Coupon: 4.82% Weighted Average LTV: 48% % of Loans with LTV >75% 0.2% Weighted Average DCR: 1.8x2 Average Seasoning: 7.6 years 30-89 Days Past Due $5.5 million Criticized and Classified Loans $7.5 million Buildings that are 100% rent regulated $778 million Buildings that are 50-99% rent regulated $525 million Buildings that are <50% rent regulated $290 million ▪ New York City area has a shortage of affordable housing creating the need for rent regulated units; annual the Rent Guidelines Board establishes rental increases for these units ▪ Loans that contain rent regulated properties are about two thirds of the multifamily portfolio ▪ This portfolio is very granular with about half the portfolio in buildings that are 100% rent regulated and half with a mix of market rents ▪ Borrowers have over 50% equity in these properties ▪ With average seasoning over 7 years, these borrowers have experienced rate resets ▪ Credit performance is solid with low levels of delinquencies, criticized, and classified loans 1 Data as of June 30, 2024 2 Based on annual loan reviews

▪ All loans underwritten with a 250-300 bps increase in rates at origination; especially when rates were low ▪ Debt coverage ratios (DCR) based on current rents; not projected cash flows ▪ Underwritten Net Operating Income (NOI) at origination includes forecasted increases in expenses and potential increase interest rates, which limits overall leverage ▪ Cap rates were underwritten to 5%+ when rates were low ▪ Annual loan reviews performed; cash flows updated annually and a trend analysis on the portfolio is performed ▪ 30-year amortization ▪ Loans generally reset every 5 years (FHLB Advance rate + 225 bps) 30 Investor CRE: Conservative Underwriting Standards Portfolio Data Points Portfolio Size: $1.9 billion Average Loan Size: $2.5 million Current Weighted Average Coupon: 5.16% Weighted Average LTV: 49% % of Loans with LTV >75% 44 bps Weighted Average DCR: 1.9x NPLs/Loans 35 bps 30-89 Days Past Due/Loans 0.01% Criticized and Classified Loans/Loans 35 bps Underwriting Standards at Origination Data as of September 30, 2024

16% 29% 21% 17% 17% Bronx Kings Manhattan Queens Other 10% 18% 17% 18% 5% 7% 8% 3% 14% Bronx Kings Manhattan Queens Other NY Nassau Suffolk NJ CT/Other Multifamily Geography Geographically Diverse Multifamily and CRE Portfolios 31 Underwrite Real Estate Loans with a Cap Rates over 6.6% in 1H24 (5%+ Historically) and Stress Test Each Loan $2.6B Portfolio Non-Owner Occupied CRE Geography $1.9B Portfolio

32 Well-Diversified Commercial Business Portfolio Commercial Business ▪ Primarily in market lending ▪ Annual sales up to $250 million ▪ Lines of credit and term loans, including owner occupied mortgages ▪ Loans secured by business assets, including account receivables, inventory, equipment, and real estate ▪ Personal guarantees are generally required ▪ Originations are generally $100,000 to $10 million ▪ Adjustable rate loans with adjustment periods of five years for owner-occupied mortgages and for lines of credit the adjustment period is generally monthly ▪ Generally not subject to limitations on interest rate increases but have interest rate floors Average loan size of $1.4 million Data as of September 30, 2024 11.7% 11.6% 9.5% 9.2% 6.7% 8.6% 6.3% 5.9% 5.7% 3.7% 3.5% 2.6% 2.6% 2.1% 2.1%1.7%1.7% 1.6% 1.6% 1.6% Wholesalers: 11.7% Trucking/ Vehicle Transport: 11.6% Other: 9.5% Financing Company: 9.2% Construction / Contractors: 8.6% Professional Services (Excluding Medical): 6.7% Hotels: 6.3% Medical Professionals: 5.9% Manufacturer: 5.7% Automobile Related: 3.7% Apparel: 3.5% Restaurants: 2.6% Electrical Equipment: 2.6% Theaters: 2.1% Civic and Social Organizations: 2.1% Food Service: 1.7% Retailer: 1.7% Schools / Daycare Centers: 1.6% Airlines: 1.6% Real Estate: 1.6% $1.4B Total Portfolio Real Estate Collateral $728MM

33 Swap Maturities: >50% of Interest Rate Hedges Mature through 2026 Swap Type Notional ($ Million) 2025 Maturities ($ Million) 2026 Maturities ($ Million) 2027 Maturities ($ Million) Annualized Net Interest Income1 ($ Million) Investments $200.0 $0 $50 $75 $3.8 Loans2 $697.4 $140.9 $315.8 $115.0 $13.5 Funding $875.8 $225.0 $180.0 $50.0 $25.5 ▪ The $1.8 billion of total interest rate hedges has annualized net interest income of $42.8 million as of September 30, 2024 ▪ The net benefit will expand if the Fed raises rates or compress if the Fed cuts rates ▪ Approximately 21% of the interest rate hedges will mature in 2025 and 31% in 2026 1 As of September 30, 2024 2 Does not include $860.3 million of customer back-to-back loan swaps or $75 million of forward funding swaps

Reconciliation of GAAP Earnings and Core Earnings 34 Non-cash Fair Value Adjustments to GAAP Earnings The variance in GAAP and core earnings is partly driven by the impact of non-cash net gains and losses from fair value adjustments. These fair value adjustments relate primarily to borrowings carried at fair value under the fair value option. Core Net Income, Core Diluted EPS, Core ROAE, Core ROAA, Pre-provision, Pre-tax Net Revenue, Core Net Interest Income FTE, Core Net Interest Margin FTE, Core Interest Income and Yield on Total Loans, Core Noninterest Income, Core Noninterest Expense and Tangible Book Value per common share are each non-GAAP measures used in this presentation. A reconciliation to the most directly comparable GAAP financial measures appears below in tabular form. The Company believes that these measures are useful for both investors and management to understand the effects of certain interest and noninterest items and provide an alternative view of the Company's performance over time and in comparison, to the Company's competitors. These measures should not be viewed as a substitute for net income. The Company believes that tangible book value per common share is useful for both investors and management as this measure is commonly used by financial institutions, regulators and investors to measure the capital adequacy of financial institutions. The Company believes this measure facilitates comparison of the quality and composition of the Company's capital over time and in comparison, to its competitors. This measure should not be viewed as a substitute for total shareholders' equity. These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

35 1 Core diluted earnings per common share may not foot due to rounding 2 Ratios are calculated on an annualized basis Reconciliation of GAAP to CORE Earnings - Quarters (Dollars in thousands, except per share data) GAAP income before income taxes $ 11,457 $ 7,136 $ 4,997 $ 11,754 $ 10,752 $ 23,590 $ 28,079 Net (gain) loss from fair value adjustments (Noninterest income (loss)) (974) (57) 834 (906) 1,246 (197) (1,667) Life insurance proceeds (Noninterest income (loss)) (1) — — (697) (23) (1) (584) Net (gain) loss from fair value adjustments on qualifying hedges (Net interest income) (554) (177) 187 872 (1,348) (544) (1,243) Net amortization of purchase accounting adjustments and intangibles (Various) (62) (85) (169) (355) (237) (316) (652) Miscellaneous expense (Professional services) 1 0 494 — 526 — 504 — Core income before taxes 9,876 7,311 5,849 11,194 10,390 23,036 23,933 Provision for core income taxes 2,153 1,855 1,537 3,648 2,819 5,545 6,561 Core net income $ 7,723 $ 5,456 $ 4,312 $ 7,546 $ 7,571 $ 17,491 $ 17,372 GAAP diluted earnings per common share $ 0.30 $ 0.18 $ 0.12 $ 0.27 $ 0.26 $ 0.60 $ 0.69 Net (gain) loss from fair value adjustments, net of tax (0.03) (0.01) 0.02 (0.02) 0.03 (0.01) (0.04) Life insurance proceeds — — — (0.02) — — (0.02) Net (gain) loss from fair value adjustments on qualifying hedges, net of tax (0.01) — — 0.02 (0.03) (0.01) (0.03) Net amortization of purchase accounting adjustments, net of tax — — — (0.01) (0.01) (0.01) (0.02) Miscellaneous expense, net of tax — 0.01 — 0.01 — 0.01 — Core diluted earnings per common share(1) $ 0.26 $ 0.18 $ 0.14 $ 0.25 $ 0.25 $ 0.59 $ 0.58 Core net income, as calculated above $ 7,723 $ 5,456 $ 4,312 $ 7,546 $ 7,571 $ 17,491 $ 17,372 Average assets 9,203,884 8,830,665 8,707,505 8,569,002 8,505,346 8,915,076 8,478,837 Average equity 672,762 667,557 669,185 669,819 675,041 669,845 676,949 Core return on average assets(2) 0.34% 0.25% 0.20% 0.35% 0.36% 0.26% 0.27 % Core return on average equity(2) 4.59% 3.27% 2.58% 4.51% 4.49% 3.48% 3.42 % For the three months ended For the nine months ended September 30, 2024 2023 March 31, December 31, September 30, 2023 2023 September 30, 2024 September 30, June 30, 2024 2024

36 Reconciliation of GAAP Revenue and Pre-provision Pre-tax Net Revenue - Quarters Efficiency ratio, a non-GAAP measure, was calculated by dividing core noninterest expense (excluding OREO expense and the net gain/loss from the sale of OREO) by the total of core net interest income and core noninterest income. (Dollars in thousands) GAAP Net interest income $ 45,603 $ 42,776 $ 42,397 $ 46,085 $ 44,427 $ 130,776 $ 133,067 Net (gain) loss from fair value adjustments on qualifying hedges (554) (177) 187 872 (1,348) (544) (1,243) Net amortization of purchase accounting adjustments (155) (182) (271) (461) (347) (608) (993) Core Net interest income $ 44,894 $ 42,417 $ 42,313 $ 46,496 $ 42,732 $ 129,624 $ 130,831 GAAP Noninterest income $ 6,277 $ 4,216 $ 3,084 $ 7,402 $ 3,309 $ 13,577 $ 15,186 Net (gain) loss from fair value adjustments (974) (57) 834 (906) 1,246 (197) (1,667) Life insurance proceeds (1) — — (697) (23) (1) (584) Core Noninterest income $ 5,302 $ 4,159 $ 3,918 $ 5,799 $ 4,532 $ 13,379 $ 12,935 GAAP Noninterest expense $ 38,696 $ 39,047 $ 39,892 $ 40,735 $ 36,388 $ 117,635 $ 110,654 Net amortization of purchase accounting adjustments (93) (97) (102) (106) (110) (292) (341) Miscellaneous expense (10) (494) — (526) — (504) — Core Noninterest expense $ 38,593 $ 38,456 $ 39,790 $ 40,103 $ 36,278 $ 116,839 $ 110,313 Net interest income $ 45,603 $ 42,776 $ 42,397 $ 46,085 $ 44,427 $ 130,776 $ 133,067 Noninterest income 6,277 4,216 3,084 7,402 3,309 13,577 15,186 Noninterest expense (38,696) (39,047) (39,892) (40,735) (36,388) (117,635) (110,654) Pre-provision pre-tax net revenue $ 13,184 $ 7,945 $ 5,589 $ 12,752 $ 11,348 $ 26,718 $ 37,599 Core: Net interest income $ 44,894 $ 42,417 $ 42,313 $ 46,496 $ 42,732 $ 129,624 $ 130,831 Noninterest income 5,302 4,159 3,918 5,799 4,532 13,379 12,935 Noninterest expense (38,593) (38,456) (39,790) (40,103) (36,278) (116,839) (110,313) Pre-provision pre-tax net revenue $ 11,603 $ 8,120 $ 6,441 $ 12,192 $ 10,986 $ 26,164 $ 33,453 Efficiency Ratio 77.2% 82.6% 86.1% 76.7% 76.8% 81.8% 76.7 % For the nine months ended September 30, 2024 2023 December 31, September 30, 2023 September 30, 2023 For the three months ended September 30, 2024 June 30, 2024 March 31, 2024

37 1 Excludes purchase accounting average balances for all periods presented Reconciliation of GAAP to Core Net Interest Income and NIM - Quarters (Dollars in thousands) GAAP net interest income $ 45,603 $ 42,776 $ 42,397 $ 46,085 $ 44,427 $ 130,776 $ 133,067 Net (gain) loss from fair value adjustments on qualifying hedges (554) (177) 187 872 (1,348) (544) (1,243) Net amortization of purchase accounting adjustments (155) (182) (271) (461) (347) (608) (993) Tax equivalent adjustment 100 9 8 100 101 102 298 303 Core net interest income FTE $ 44,994 $ 42,515 $ 42,413 $ 46,597 $ 42,834 $ 129,922 $ 131,134 Prepayment penalties received on loans and securities, net of reversals and recoveries of interest from nonaccrual loans (1,647) (369) (928) (3,416) (857) (2,944) (1,852) Net interest income FTE excluding episodic items $ 43,347 $ 42,146 $ 41,485 $ 43,181 $ 41,977 $ 126,978 $ 129,282 Total average interest-earning assets (1) $ 8,712,443 $ 8,358,006 $ 8,238,395 $ 8,080,550 $ 8,027,201 $ 8,437,288 $ 8,010,154 Core net interest margin FTE 2.07% 2.03% 2.06% 2.31% 2.13% 2.05% 2.18 % Net interest margin FTE excluding episodic items 1.99% 2.02% 2.01% 2.14% 2.09% 2.01% 2.15 % GAAP interest income on total loans, net $ 95,780 $ 92,728 $ 92,959 $ 95,616 $ 91,466 $ 281,467 $ 259,732 Net (gain) loss from fair value adjustments on qualifying hedges - loans (364) (137) 123 978 (1,379) (378) (1,323) Net amortization of purchase accounting adjustments (168) (198) (295) (484) (358) (661) (1,019) Core interest income on total loans, net $ 95,248 $ 92,393 $ 92,787 $ 96,110 $ 89,729 $ 280,428 $ 257,390 Average total loans, net (1) $ 6,740,579 $ 6,751,715 $ 6,807,944 $ 6,872,115 $ 6,817,642 $ 6,766,650 $ 6,842,712 Core yield on total loans 5.65% 5.47% 5.45% 5.59% 5.26% 5.53% 5.02 % For the nine months ended September 30, September 30, 2024 2024 2024 2023 2023 2024 2023 For the three months ended September 30, June 30, March 31, December 31, September 30,

38 Calculation of Tangible Stockholders’ Common Equity to Tangible Assets - Quarters (Dollars in thousands) Total Equity $ 666,891 $ 665,322 $ 669,827 $ 669,837 $ 666,521 Less: Goodwill (17,636) (17,636) (17,636) (17,636) (17,636) Core deposit intangibles (1,220) (1,322) (1,428) (1,537) (1,651) Tangible Stockholders' Common Equity $ 648,035 $ 646,364 $ 650,763 $ 650,664 $ 647,234 Total Assets $ 9,280,886 $ 9,097,240 $ 8,807,325 $ 8,537,236 $ 8,579,375 Less: Goodwill (17,636) (17,636) (17,636) (17,636) (17,636) Core deposit intangibles (1,220) (1,322) (1,428) (1,537) (1,651) Tangible Assets $ 9,262,030 $ 9,078,282 $ 8,788,261 $ 8,518,063 $ 8,560,088 Tangible Stockholders' Common Equity to Tangible Assets 7.00% 7.12% 7.40% 7.64% 7.56% 2024 June 30, 2024 September 30, 2023 December 31, September 30, 2023 March 31, 2024

39 Reconciliation of GAAP Earnings and Core Earnings - Years 1 Core diluted earnings per common share may not foot due to rounding 2 Ratios are calculated on an annualized basis December 31, December 31, December 31, December 31, (Dollars In thousands, except per share data) 2021 2020 2019 2018 GAAP income (loss) before income taxes $ 39,833 $ 104,852 $ 109,278 $ 45,182 $ 53,331 $ 65,485 Day 1, Provision for Credit Losses - Empire transaction — — — 1,818 — — Net (gain) loss from fair value adjustments (2,573) (5,728) 12,995 2,142 5,353 4,122 Net (gain) loss on sale of securities — 10,948 (113) 701 15 1,920 Life insurance proceeds (1,281) (1,822) — (659) (462) (2,998) Net gain on sale or disposition of assets — (104) (621) — (770) (1,141) Net (gain) loss from fair value adjustments on qualifying hedges (371) (775) (2,079) 1,185 1,678 — Accelerated employee benefits upon Officer's death — — — — 455 149 Prepayment penalty on borrowings — — — 7,834 — — Net amortization of purchase accounting adjustments (1,007) (2,030) (2,489) 80 — — Miscellaneous/Merger expense 526 — 2,562 6,894 1,590 — Core income before taxes 35,127 105,341 119,533 65,177 61,190 67,537 Provision for core income taxes 10,209 28,502 30,769 15,428 13,957 11,960 Core net income $ 24,918 $ 76,839 $ 88,764 $ 49,749 $ 47,233 $ 55,577 GAAP diluted earnings (loss) per common share $ 0.96 $ 2.50 $ 2.59 $ 1.18 $ 1.44 $ 1.92 Day 1, Provision for Credit Losses - Empire transaction, net of tax — — — 0.05 — — Net (gain) loss from fair value adjustments, net of tax (0.06) (0.14) 0.31 0.06 0.14 0.10 Net (gain) loss on sale of securities, net of tax — 0.26 — 0.02 — 0.05 Life insurance proceeds (0.04) (0.06) — (0.02) (0.02) (0.10) Net gain on sale or disposition of assets, net of tax — — (0.01) — (0.02) (0.03) Net (gain) loss from fair value adjustments on qualifying hedges, net of tax (0.01) (0.02) (0.05) 0.03 0.05 — Accelerated employee benefits upon Officer's death, net of tax — — — — 0.01 — Prepayment penalty on borrowings, net of tax — — — 0.20 — — Net amortization of purchase accounting adjustments, net of tax (0.02) (0.05) (0.06) — — — Miscellaneous/Merger expense, net of tax 0.01 — 0.06 0.18 0.04 — NYS tax change — — (0.02) — — — Core diluted earnings per common share(1) $ 0.83 $ 2.49 $ 2.81 $ 1.70 $ 1.65 $ 1.94 Core net income, as calculated above $ 24,918 $ 76,839 $ 88,764 $ 49,749 $ 47,233 $ 55,577 Average assets 8,501,564 8,307,137 8,143,372 7,276,022 6,947,881 6,504,598 Average equity 675,151 672,742 648,946 580,067 561,289 534,735 Core return on average assets(2) 0.29% 0.92% 1.09% 0.68% 0.68% 0.85 % Core return on average equity(2) 3.69% 11.42% 13.68% 8.58% 8.42% 10.39 % December 31, 2023 December 31, 2022 Years Ended

40 Reconciliation of GAAP Revenue and Pre-Provision Pre-Tax Net Revenue - Years Efficiency ratio, a non-GAAP measure, was calculated by dividing core noninterest expense (excluding OREO expense and the net gain/loss from the sale of OREO) by the total of core net interest income and core noninterest income. (Dollars In thousands) GAAP Net interest income $ 179,152 $ 243,616 $ 247,969 $ 195,199 $ 161,940 $ 167,406 Net (gain) loss from fair value adjustments on qualifying hedges (371) (775) (2,079) 1,185 1,678 — Net amortization of purchase accounting adjustments (1,454) (2,542) (3,049) (11) — — Core Net interest income $ 177,327 $ 240,299 $ 242,841 $ 196,373 $ 163,618 $ 167,406 GAAP Noninterest income Net (gain) loss from fair value $ 22,588 $ 10,009 $ 3,687 $ 11,043 $ 9,471 $ 10,337 adjustments (2,573) (5,728) 12,995 2,142 5,353 4,122 Net (gain) loss on sale of securities — 10,948 (113) 701 1 5 1,920 Life insurance proceeds (1,281) (1,822) — (659) (462) (2,998) Net gain on disposition of assets — (104) (621) — (770) (1,141) Core Noninterest income $ 18,734 $ 13,303 $ 15,948 $ 13,227 $ 13,607 $ 12,240 GAAP Noninterest expense $ 151,389 $ 143,692 $ 147,322 $ 137,931 $ 115,269 $ 111,683 Prepayment penalty on borrowings — — — (7,834) — — Accelerated employee benefits upon Officer's death — — — — (455) (149) Net amortization of purchase accounting adjustments (447) (512) (560) (91) — — Miscellaneous/Merger expense (526) — (2,562) (6,894) (1,590) — Core Noninterest expense $ 150,416 $ 143,180 $ 144,200 $ 123,112 $ 113,224 $ 111,534 GAAP: Net interest income $ 179,152 $ 243,616 $ 247,969 $ 195,199 $ 161,940 $ 167,406 Noninterest income 22,588 10,009 3,687 11,043 9,471 10,337 Noninterest expense (151,389) (143,692) (147,322) (137,931) (115,269) (111,683) Pre-provision pre-tax net revenue $ 50,351 $ 109,933 $ 104,334 $ 68,311 $ 56,142 $ 66,060 Core: Net interest income $ 177,327 $ 240,299 $ 242,841 $ 196,373 $ 163,618 $ 167,406 Noninterest income 18,734 13,303 15,948 13,227 13,607 12,240 Noninterest expense (150,416) (143,180) (144,200) (123,112) (113,224) (111,534) Pre-provision pre-tax net revenue $ 45,645 $ 110,422 $ 114,589 $ 86,488 $ 64,001 $ 68,112 Efficiency Ratio 76.7% 56.5% 55.7% 58.7% 63.9% 62.1 % December 31, 2019 December 31, 2018 Years Ended December 31, 2020 December 31, 2023 December 31, 2022 December 31, 2021

41 Reconciliation of GAAP and Core Net Interest Income and NIM - Years 1 Excludes purchase accounting average balances for the years ended 2023, 2022, 2021, and 2020 (Dollars In thousands) GAAP net interest income $ 179,152 $ 243,616 $ 247,969 $ 195,199 $ 161,940 $ 167,406 Net (gain) loss from fair value adjustments on qualifying hedges (371) (775) (2,079) 1,185 1,678 — Net amortization of purchase accounting adjustments (1,454) (2,542) (3,049) (11) — — Tax equivalent adjustment 404 461 450 508 542 895 Core net interest income FTE $ 177,731 $ 240,760 $ 243,291 $ 196,881 $ 164,160 $ 168,301 Prepayment penalties received on loans and securities, net of reversals and recoveries of interest from nonaccrual loans Net interest income FTE excluding episodic (6,497) (6,627) (4,576) (6,501) (7,058) (7,050) items $ 171,234 $ 234,133 $ 238,715 $ 190,380 $ 157,102 $ 161,251 Total average interest-earning assets (1) $ 8,027,898 $ 7,841,407 $ 7,681,441 $ 6,863,219 $ 6,582,473 $ 6,194,248 Core net interest margin FTE Net interest margin FTE excluding episodic 2.21% 3.07% 3.17% 2.87% 2.49% 2.72 % items 2.13% 2.99% 3.11% 2.77% 2.39% 2.60 % GAAP interest income on total loans, net $ 355,348 $ 293,287 $ 274,331 $ 248,153 $ 251,744 $ 232,719 Net (gain) loss from fair value adjustments on qualifying hedges (345) (775) (2,079) 1,185 1,678 — Net amortization of purchase accounting adjustments (1,503) (2,628) (3,013) (356) — — Core interest income on total loans, net $ 353,500 $ 289,884 $ 269,239 $ 248,982 $ 253,422 $ 232,719 Average total loans, net (1) $ 6,850,124 $ 6,748,165 $ 6,653,980 $ 6,006,931 $ 5,621,033 $ 5,316,968 Core yield on total loans 5.16% 4.30% 4.05% 4.14% 4.51% 4.38 % Years Ended December 31, 2020 December 31, 2023 December 31, 2022 December 31, 2021 December 31, 2019 2018 December 31,

42 Calculation of Tangible Stockholders’ Common Equity to Tangible Assets - Years (Dollars in thousands) Total Equity $ 669,837 $ 677,157 $ 679,628 $ 618,997 $ 579,672 $ 549,464 Less: Goodwill (17,636) (17,636) (17,636) (17,636) (16,127) (16,127) Core deposit intangibles (1,537) (2,017) (2,562) (3,172) — — Intangible deferred tax liabilities — — 328 287 292 290 Tangible Stockholders' Common Equity $ 650,664 $ 657,504 $ 659,758 $ 598,476 $ 563,837 $ 533,627 Total Assets $ 8,537,236 $ 8,422,946 $ 8,045,911 $ 7,976,394 $ 7,017,776 $ 6,834,176 Less: Goodwill (17,636) (17,636) (17,636) (17,636) (16,127) (16,127) Core deposit intangibles (1,537) (2,017) (2,562) (3,172) — — Intangible deferred tax liabilities — — 328 287 292 290 Tangible Assets $ 8,518,063 $ 8,403,293 $ 8,026,041 $ 7,955,873 $ 7,001,941 $ 6,818,339 Tangible Stockholders' Common Equity to Tangible Assets 7.64% 7.82% 8.22% 7.52% 8.05% 7.83 % December 31, 2023 December 31, 2022 December 31, December 31, December 31, December 31, 2021 2020 2019 2018

43 Contact Details Susan K. Cullen SEVP, CFO & Treasurer Phone: (718) 961-5400 Email: scullen@flushingbank.com Al Savastano, CFA Director of Investor Relations Phone: (516) 820-1146 Email: asavastano@flushingbank.com